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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997 in the Registration Statement (Form S-1) and related Prospectus of Kitty Hawk, Inc. dated September 17, 1997.

                                                  /s/ ERNST & YOUNG LLP

Dallas, Texas
September 15, 1997